                                                                   EXHIBIT 10.19


                                WARRANT AGREEMENT


                                   Dated as of


                                 August 11, 1997


                                     between

                   PRICE COMMUNICATIONS CELLULAR HOLDINGS INC.


                        PRICE COMMUNICATIONS CORPORATION


                                       and


                         BANK OF MONTREAL TRUST COMPANY,

                              as the Warrant Agent







          -----------------------------------------------------------
                                  Warrants for
                                 Common Stock of
                        Price Communications Corporation
          -----------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


ARTICLE I.   Definitions....................................................  2
     SECTION 1.1  Definitions...............................................  2
     SECTION 1.2  Other Definitions.........................................  5
     SECTION 1.3  Rules of Construction.....................................  6

ARTICLE II.  Warrant Certificates...........................................  6
     SECTION 2.1  Form of Warrant Certificates..............................  6
     SECTION 2.2  Legends...................................................  7
     SECTION 2.3  Execution and Delivery of Warrant
                              Certificates..................................  8
     SECTION 2.4  Loss or Mutilation........................................  9

ARTICLE III.  Exercise Terms................................................  9
     SECTION 3.1  Exercise Price............................................  9
     SECTION 3.2  Exercise Period........................................... 10
     SECTION 3.3  Expiration................................................ 10
     SECTION 3.4  Manner of Exercise........................................ 10
     SECTION 3.5  Issuance of Warrant Shares................................ 11
     SECTION 3.6  Fractional Warrant Shares................................. 11
     SECTION 3.7  Reservation of Warrant Shares............................. 11
     SECTION 3.8  Compliance with Law....................................... 12

ARTICLE IV.  Antidilution Provisions........................................ 13
     SECTION 4.1  Changes in Common Stock................................... 13
     SECTION 4.2  Cash Dividends and Other Distributions.................... 13
     SECTION 4.3  Rights Issue.............................................. 14
     SECTION 4.4  Combination; Liquidation.................................. 15
     SECTION 4.5  Other Events.............................................. 16
     SECTION 4.6  Superseding Adjustment.................................... 17
     SECTION 4.7  Minimum Adjustment........................................ 17
     SECTION 4.8  Notice of Adjustment...................................... 18
     SECTION 4.9  Notice of Certain Transactions............................ 18
     SECTION 4.10  Adjustment to Warrant Certificate........................ 19

ARTICLE V.   Transferability................................................ 19
     SECTION 5.1  Transfer and Exchange of Warrants......................... 19
     SECTION 5.2  Registration of Transfers and Exchanges................... 21
     SECTION 5.3  Surrender of Warrant Certificates......................... 22




                                       (i)

                                                                            Page
                                                                            ----

ARTICLE VI.  Company's Special Right of Repurchase.......................... 23
     SECTION 6.1............................................................ 23

ARTICLE VII.  Warrant Agent................................................. 24
     SECTION 7.1   Appointment of Warrant Agent............................. 24
     SECTION 7.2   Rights and Duties of Warrant Agent....................... 24
     SECTION 7.3   Individual Rights of Warrant Agent....................... 26
     SECTION 7.4   Warrant Agent's Disclaimer............................... 26
     SECTION 7.5   Compensation and Indemnity............................... 26
     SECTION 7.6   Successor Warrant Agent.................................. 27

ARTICLE VIII. Miscellaneous................................................. 29
     SECTION 8.1   Company Resales.......................................... 29
     SECTION 8.2   SEC Reports and Other Information........................ 29
     SECTION 8.3   Persons Benefitting...................................... 29
     SECTION 8.4   Rights of Holders........................................ 29
     SECTION 8.5   Amendment................................................ 29
     SECTION 8.6   Notices.................................................. 30
     SECTION 8.7   Governing Law............................................ 31
     SECTION 8.8   Successors............................................... 31
     SECTION 8.9   Multiple Originals....................................... 31
     SECTION 8.10  Table of Contents........................................ 32
     SECTION 8.11  Severability............................................. 32
     SECTION 8.12  Further Assurances....................................... 32




                                      (ii)

               WARRANT AGREEMENT (this "Agreement") dated as of August 8, 1997, between PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC. ("Holdings"), PRICE COMMUNICATIONS CORPORATION, a New York corporation (together with its permitted successors and assigns, the "Company"), and Bank of Montreal Trust Company, as Warrant Agent (together with its permitted successors and assigns, the "Warrant Agent").

               WHEREAS, the Company, Holdings and Price Communications Cellular, Inc. ("Cellular") have entered into a purchase agreement, dated July 31, 1997, with NatWest Capital Markets Limited ("NatWest") and Wasserstein Perella Securities, Inc. (together with NatWest, the "Purchasers"), in which Holdings has agreed to sell to the Purchasers 153,400 Units each consisting of $1,000 aggregate principal amount at maturity of 13 1/2% Senior Secured Discount Notes due 2007 (the "Notes") of Holdings and 3.44 Warrants (the "Warrants"), each Warrant to purchase one share of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. The Notes will be issued under an indenture dated as of August 11, 1997 (the "Indenture"), between Cellular, Holdings and Bank of Montreal Trust Company, as trustee (the "Trustee"). Each Warrant entitles the person in whose name the Warrant is registered (each a "Holder"), upon exercise to receive from the Company, as adjusted as provided herein, one fully paid and nonassessable share of Common Stock at the Exercise Price (as defined in Section 3.1 herein); and

               WHEREAS, the Notes will be detachable from the Warrants and upon re-sale by the Purchasers will be immediately separated.

               WHEREAS, the Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuances, division, transfer, exchange, substitution and exercise of the Warrants, and the Warrant Agent is willing to so act.

               Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of Warrants:

                                  ARTICLE I.

                                  Definitions

               SECTION 1.1 Definitions. "Affiliate" of any specified Person
                           -----------
means (i) any other Person which, directly or indirectly, is controlling or controlled by or under direct or indirect common control with such specified Person, or (ii) any other Person who is a director or executive officer (A) of such Person, (B) of any subsidiary of such specified Person, or (C) of any Person described in clause (i) above. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Affiliate shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

               "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

               "Business Day" means each day that is not a Saturday, a Sunday or a day on which banking institutions are not required to be open in New York City or in the city where the Warrant Agent's principal corporate trust office is located.

               "Certificated Warrants" means certificated Warrants in fully registered definitive form.

               "Change of Control" shall have the meaning provided in the Indenture provided that the Corporate Change shall not be deemed to be a Change of Control.

               "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all its property and assets to another Person provided that the Corporate Change shall not be deemed to be a Combination.

               "Common Stock" has the meaning ascribed thereto in the preamble to this Agreement.


               "Corporate Change" shall mean a corporate change, subject to approval of the Company's shareholders, pursuant to which the Company would become a wholly owned subsidiary of the Holding Company in a transaction in which each share of capital stock and each option and warrant to purchase capital stock of the Company (including the Warrants) outstanding immediately prior to the consummation of such Corporate Change will be automatically converted into a share of capital stock, option or warrant, as the case may be, in each case with identical rights and an identical economic interest in the Holding Company.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

               "Extraordinary Cash Dividend" means that portion, if any, of the aggregate amount of all dividends or distributions (including by way of tender or exchange offer to any of its equity holders) paid by the Company on its Common Stock in any fiscal year that exceeds $1.0 million.

               "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined, except as otherwise provided, (i) if such property or asset has a Fair Market Value of less than $5 million, by any Officer of the Company or (ii) if such property or asset has a Fair Market Value in excess of $5 million, by a majority of the Board of Directors of the Company and evidenced by a Board Resolution, dated within 30 days of the relevant transaction.

               "Holding Company" shall mean a newly organized holding company with a substantially identical certificate of incorporation, by-laws and capital structure to those of the Company immediately prior to the consummation of the Corporate Change.

               "Institutional Accredited Investor" shall mean an institutional "accredited investor" (as defined in rule

501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

               "Issue Date" means the date on which Warrants are initially issued.

               "Market Value" means, in respect of one share of the Common Stock of the Company (i) the average closing price per share for such Common Stock for the thirty consecutive trading days immediately prior to the Triggering Date on the New York Stock Exchange or such other United States national securities exchange on which such Common Stock is listed and principally traded or, if such securities are not listed on any national securities exchange, as reported by the Nasdaq Stock Market, Inc. or, if not so reported by the Nasdaq Stock Market, Inc., the average of the high bid and low asked quotations for one share of such Common Stock as reported by the National Quotations Bureau Incorporated or similar organization or (ii) if the closing price for such Common Stock cannot be calculated in the manner specified in clause (i) at the relevant time, the Fair Market Value of one share of such Common Stock (without giving effect to any discount for lack of liquidity or to the fact that shares of such Common Stock may not be registered under the Exchange Act) as of the Business Day immediately preceding the Triggering Date as determined in an opinion letter delivered and addressed to the Warrant Agent by an independent appraisal firm appointed by the Company (or by a majority of the holders of the Warrants or related Warrant Shares, as the case may be, if the Company fails to appoint one) reasonably acceptable to the Warrant Agent.

               "Merger" shall have the meaning provided in the Indenture.

               "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial
Officer, any Executive Vice President or the Treasurer of the Company.

               "Parent" means any Person who beneficially owns, directly or indirectly, all of the Voting Stock of the Company.

               "Person" means any individual, corporation, company (including any limited liability company), partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof.

               "Redeemable Stock" means, with respect to any Person, any capital stock that by its terms (or by the terms of any security into which it is convertible or exchangeable) or otherwise (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is or may become redeemable or repurchasable at the option of the holder thereof, in whole or in part, or (iii) is convertible or exchangeable for indebtedness.

               "Repurchase Price" means $8.00 per Warrant, subject to adjustment as provided herein.

               "Restricted Warrant" means a Restricted Certificated Warrant.

               "Rule 144A" means Rule 144A under the Securities Act.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Triggering Date" shall mean the date on which a holder exercises any Warrant pursuant to Article III.

               "Voting Stock" means all classes of capital stock of such corporation then outstanding and normally entitled to vote in the election of directors.

               "Warrant Shares" means the Common Stock (and other securities) issuable upon the exercise of the Warrants.

               SECTION 1.2  Other Definitions.
                            -----------------

                                                                 Defined in
                             Term                                Section

               "Certificate Register".........................   5.1
               "Company"     .................................   Recitals
               "Exercise Price"...............................   3.1
               "Expiration Date"..............................   3.2
               "Holders"     .................................   Recitals
               "Repurchase Date"..............................   6.1
               "Successor Company"............................   4.4(a)
               "Warrants".....................................   Recitals
               "Warrant Agent"................................   Recitals
               "Warrant Certificates".........................   2.1

               SECTION 1.3  Rules of Construction.  Unless the text otherwise
                            ---------------------
requires:

               (i)    a term has the meaning assigned to it;

              (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

             (iii)    "or" is not exclusive;

              (iv) "including" means including, without limitation; and

               (v) words in the singular include the plural and words in the plural include the singular.


                                   ARTICLE II.

                              Warrant Certificates

               SECTION 2.1 Form of Warrant Certificates. Certificates
                           ----------------------------
representing the Warrants (the "Warrant Certificates") shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Warrant Certificates shall be dated the date on which countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto, or to conform to usage. The Company shall approve the form of the Warrant Certificates and any notation, legend or endorsement on them.

               The terms and provisions contained in the form of the Warrant Certificate annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Agreement.

               The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combina-tion of these methods, all as determined by the officer of the Company executing such Warrant Certificates, as evidenced by such officer's execution of such Warrant Certificates.

               Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

               If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates to the Warrant Agent, without charge to the Holder. Until so exchanged the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

               SECTION 2.2 Legends. Unless and until the Warrants and the
                           -------
Warrant Shares are included in an effective registration statement under the Securities Act, each Warrant Certificate (and all Warrant Certificates issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall bear a legend in substantially the following form (with any appropriate modification for the Warrant Shares):

               THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES

ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO PRICE COMMUNICATIONS CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF,
(B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE, BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

               SECTION 2.3 Execution and Delivery of Warrant Certificates.
                           ----------------------------------------------
Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 527,696 Warrant Shares may be executed, on or after the Issue Date, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the written order and at the direction of the Company to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Section 2.4, 3.4, 5.3 or 5.4.

               The Warrant Certificates shall be executed on behalf of the Company by its President or any Executive Vice President or any Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned manually by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before counter-signature by the Warrant Agent and issuance and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

               SECTION 2.4 Loss or Mutilation. Upon receipt by the Company and
                           ------------------
the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 2.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 2.4 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable under applicable law, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.


                                  ARTICLE III.

                                 Exercise Terms

               SECTION 3.1 Exercise Price. Each Warrant shall initially entitle
                           --------------
the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase one share of Common Stock for an exercise price of $0.01 per share of Common Stock (the "Exercise Price"). The Exercise Price will be payable at the Holder's' option by certified or cashier's check payable to the order of the Company, or by any combination thereof. The Exercise Price may be paid, without a payment in cash or check being required, for such number of Warrant Shares equal to the product of (i) the number of Warrant Shares for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (ii) the Cashless Exercise Ratio. The Cashless Exercise Ratio shall equal a fraction the numerator of which is the Market Value per share of Common Stock on the date of exercise minus the Exercise Price per share as of the date of exercise and the denominator of which is the Market Value per share on the date of exercise.

               SECTION 3.2 Exercise Period. (a) Subject to the terms and
                           ---------------
conditions set forth herein, the Warrants will be exercisable upon the earlier to occur of (i) the consummation of the Merger (provided that if the Merger does not occur prior to December 31, 1997, the Warrants will be subject to special redemption as provided in Section 6.1) and (ii) the occurrence of a Change of Control (the "Exercise Date").

               (b) No Warrant shall be exercisable after 5:00 p.m., New York City time, on August 1, 2007 (the "Expiration Date").

               SECTION 3.3 Expiration. A Warrant shall terminate and become void
                           ----------
as of the earlier of (i) 5:00 p.m., New York City time on the Expiration Date or
(ii) the date such Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided,
                                                                    --------
however, that notwithstanding that the Company may fail to give notice as
-------
provided in this Section 3.3, the Warrants will terminate and become void on the Expiration Date.

               SECTION 3.4 Manner of Exercise. Warrants may be exercised upon
                           ------------------
surrender to the Warrant Agent of the Warrant Certificates, together with the form of election to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof. Subject to Section 3.2, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the expiration of the Exercise Period a new Warrant Certificate exercisable for the remaining Warrant Shares will be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose.

               SECTION 3.5 Issuance of Warrant Shares. Upon the surrender of
                           --------------------------
Warrant Certificates, as set forth in Section 3.4, the Warrant Agent will requisition from the Company, and the Company shall issue and cause the transfer agent for the Common Stock ("Stock Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.6 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price, as aforesaid.

               SECTION 3.6 Fractional Warrant Shares. The Company shall not be
                           -------------------------
required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.6, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Market Value for one Warrant Share on the trading day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

               SECTION 3.7 Reservation of Warrant Shares. The Company shall at
                           -----------------------------
all times keep reserved out of its authorized shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the "Registrar") shall at all times until the expiration of the Exercise Period reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with its Stock Transfer Agent. The Company will supply such Stock Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.6. The Company will furnish to such Stock Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

               Before taking any action which would cause an adjustment pursuant to Article IV to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

               The Company covenants that all shares of Common Stock which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

                SECTION 3.8 Compliance with Law. (a) Notwithstanding anything in
                            -------------------
this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant, unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) in the opinion of counsel addressed to the Warrant Agent and the Company an exemption from the registration requirements is available under the Securities Act for the issuance of the Warrant Shares (and the delivery of any other securities for which the Warrants may at the time be exercisable) at the time of such exercise.

               (b) If any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will in good faith and as expeditiously as possible endeavor also to cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, as the case may be.

                                   ARTICLE IV.

                             Antidilution Provisions

               SECTION 4.1 Changes in Common Stock. In the event that at any
                           -----------------------
time or from time to time the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock or the right to receive or convert into additional shares of Common Stock in each case, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the happening of such event shall be adjusted so that, after giving effect to such adjustment, the holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise of such Warrant that such holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 4.1 shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

               SECTION 4.2 Cash Dividends and Other Distributions. In case at
                           --------------------------------------
any time or from time to time the Company shall distribute to holders of Common Stock (i) any dividend or other distribution (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash, evidences of its indebtedness, assets, shares of its capital stock or any other properties or securities or
(ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in the case of clauses (i) and (ii) above, (x) any dividend or distribution described in Section 4.1, (y) any rights, options, warrants or securities described in Section 4.3 and (z) a cash dividend that is not an Extraordinary Cash Dividend), then the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such record date for any such dividend or distribution by a fraction, the numerator of which shall be the Market Value per share of Common Stock as of the record date for such distribution plus the fair market value (as determined by the Board of Directors of the Company acting in good faith, whose determination shall be evidenced by a board resolution, dated within 30 days of the relevant record date) as of such record date of such Extraordinary Cash Dividend, the evidences of indebtedness, shares of capital stock or other assets, properties or securities, or any options, warrants or rights to subscribe for or purchase any of the foregoing, to be dividended or distributed in respect of one share of Common Stock, and the denominator of which shall be such Market Value per share of Common Stock as of such record date; and the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made, and shall only become effective, whenever any dividend or distribution is made; provided, however,
                                                          --------  -------
that the Company is not required to make an adjustment pursuant to this Section
4.2 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 4.2 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or increasing the Exercise Price.

               SECTION 4.3 Rights Issue. In the event that at any time or from
                           ------------
time to time the Company shall issue rights, options or warrants to acquire, or securities convertible or exchangeable into, Common Stock to all holders of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that is less than the Market Value per share of Common Stock as of the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities, the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately after such record date shall be determined by multiplying the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on a fully-diluted basis as of the close of business on the record date for the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding on a fully-diluted basis as of the close of business on the record date for the issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such rights, options, warrants or securities (as determined by the Board of Directors of the Company acting in good faith, whose determination shall be evidenced by a board resolution) would purchase at the Market Value per share of Common Stock as of the record date. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, whenever such rights, options, warrants or securities are issued. No adjustment shall be made pursuant to this Section 4.3 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price. Notwithstanding the foregoing no adjustment will be made pursuant to this
Section 4.3 on account of any dividend or interest reinvestment plan or any employee stock purchase plan providing for the purchase of shares of Company Common Stock at a discount from the Market Value; provided, however, that such
                                                  --------  -------
plans shall have a valid business purpose.

               SECTION 4.4 Combination; Liquidation. (a) Except as provided in
                           ------------------------
Section 4.4(b), in the event of a Combination, the Holders shall have the right to receive upon exercise of the Warrants such number of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event. Unless paragraph (b) is applicable to a Combination or in the event the Corporate Change is consummated, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination or Corporate Change will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Agreement and providing for adjustments, which shall be as nearly equiv-alent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section 4.4(a) shall similarly apply to successive Combinations involving any Successor Company.

               (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash, or (ii) the dissolution, liquidation or winding-up of the Company, then the holders of the Warrants will be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event.

               In case of any Combination described in this Section 4.4(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent shall make payment to the Holders by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the holders surrendering such Warrants.

               SECTION 4.5 Other Events. (a) If any event occurs as to which the
                           ------------
foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares or aggregate percentage of Common Stock subject to purchase upon exercise of this Warrant.

               (b) In the event the Corporate Change is consummated: (i) the Holding Company will comply with the second sentence of Section 4.4(a) and will enter into an agreement with the Warrant Agent whereby it will expressly assume all of the obligations of the Company in connection with the Warrants and this Agreement and (ii) the Warrants will be automatically converted into warrants with identical rights and an identical economic interest in the Holding Company.

               SECTION 4.6 Superseding Adjustment. Upon the expiration of any
                           ----------------------
rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Article IV, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if (A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except
                      --------  -------
by reason of an intervening adjustment under Section 4.1) have the effect of decreasing the number, or aggregate percentage, of Warrant Shares purchasable upon the exercise of each Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

               SECTION 4.7 Minimum Adjustment. The adjustments required by the
                           ------------------
preceding Sections of this Article IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock purchasable upon exercise of Warrants that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% of the number of shares of Common Stock purchasable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article IV and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article IV, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

               SECTION 4.8 Notice of Adjustment. Whenever the Exercise Price or
                           --------------------
the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of independent accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the Exercise Price and the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with Section 8.6. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof upon reasonable notice during business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property, purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock.

               SECTION 4.9 Notice of Certain Transactions. In the event that the
                           ------------------------------
Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any capital reorganization, consolidation or merger (including the Corporate Change) or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall within 5 days send to the Warrant Agent and the Warrant Agent shall within 5 days send the Holders a notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer, such notice to be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment which will be required as a result of such action. Such notice shall be given as promptly as possible and, in the case of any action covered by clause (a) or (b) above, at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 30 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

               SECTION 4.10 Adjustment to Warrant Certificate. The form of
                            ---------------------------------
Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                   ARTICLE V.

                                 Transferability

               SECTION 5.1 Transfer and Exchange of Warrants. The Warrant
                           ---------------------------------
Certificates shall be issued in registered form only. The Warrant Agent shall from time to time, subject to the limitations of Section 5.4, register the transfer of any outstanding Warrants upon the records to be maintained by it (the "Certificate Register") for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase. Any Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged.

               Upon registration of transfer, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate or Certificates to the persons entitled thereto. The Warrant Certificates may be exchanged at the option of the Holder thereof, when surrendered at the office or agency of the Company maintained for such purpose, which initially will be the corporate trust office of the Warrant Agent in New York, New York for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefit under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

               To permit registrations of transfer and exchanges, the Company shall, upon request of the Warrant Agent, make available to the Warrant Agent a sufficient number of executed Warrant Certificates to effect such registrations of transfers and exchanges. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.


               SECTION 5.2 Registration of Transfers and Exchanges.
                           ---------------------------------------

               (a) Transfer and Exchange. When Warrant Certificates are presented to the Warrant Agent with a request:

                       (i) to register the transfer of the Warrants Certificates; or

                      (ii) to exchange such Warrant Certificates for an equal number of Warrant Certificates of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this
        Section 5.2 for such transactions are met; provided, however, that the
                                                   --------  -------
        Warrant Certificates presented or surrendered for registration of transfer or exchange:

                      (I) shall be duly endorsed or accompanied by a written
               instrument of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                      (II) in the case of Warrants the offer and sale of which
               have not been registered under the Securities Act of 1933, as amended (the "Security Act"), such Warrants shall be accompanied by the following additional information and documents, as applicable:

                      (A) if such Warrant Certificates are being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

                      (B) if such Warrant Certificates are being transferred to an Institutional Accredited Investor delivery of a certi-fication to that effect (in substanti-ally the form of Exhibit B hereto) and a Transferee Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

                      (C) if such Warrant Certificates are being transferred in reliance on Regulation S under the Securities Act ("Regulation S"), delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                      (D) if such Warrant Certificates are being transferred in reliance on another exemption from the registration require-ments of the Securities Act, a certifi-cation to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfac-tory to the Company to the effect that such transfer is in compliance with the Securities Act.

               (b) General. By its acceptance of any Warrants represented by a Warrant Certificate bearing the legend in Section 2.2, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the requirements of this Section 5.2.

               (c) Records. The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section
5.1 hereof or this Section 5.2. The Company shall have the right to inspect and make copies of all such letters, notices or other written communi-cations at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

               SECTION 5.3 Surrender of Warrant Certificates. Any Warrant
                           ---------------------------------
Certificate surrendered for registration of transfer, exchange, exercise or repurchase of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article V in case of an exchange or in Article III hereof in case of the exercise or repurchase of less than all the Warrants represented thereby or in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such canceled Warrant Certificates as the Company may direct in writing.


                                   ARTICLE VI.

                      Company's Special Right of Repurchase

               SECTION 6.1 If the Merger is not consummated on or before December 31, 1997 or if it appears, in the sole judgment of Holdings, that the Merger will not be consummated by December 31, 1997, then, on, or at any time prior to, December 31, 1997, the Company shall have the right to repurchase the Warrants by paying to the Warrant Agent for the benefit of the Holders of Warrants the Repurchase Price. Upon such payment, all the Warrants shall be cancelled.

               (a) Notice of Warrant Repurchase. As promptly as practicable following December 31, 1997 or, at any time prior thereto, the date Holdings determines that the Merger will not be consummated by December 31, 1997 (in either case the "Repurchase Date") Holdings on behalf of the Company shall give notice of the terms of the Warrant Repurchase (a "Repurchase Notice") to each Holder, as of the Repurchase Date, of then outstanding Warrants. Each Repurchase
Notice: (i) shall be given by Holdings on behalf of the Company directly to all Holders of the Warrants, with a copy to the Warrant Agent and (ii) shall be given within five Business Days after the Repurchase Date and shall specify (A) the manner in which Warrants shall be surrendered to the Warrant Agent for repurchase by the Company, (B) the Repurchase Price at which the Warrants will be repurchased by the Company, and (C) that payment of the Repurchase Price will be made by the Warrant Agent.

               (b) Payment for Warrants. (i) To receive payment for any Warrants pursuant to this Section 6.1, each Holder thereof shall, except as otherwise provided herein, surrender to the Warrant Agent the Warrant Certificates evidencing such Holder's Warrants.

               (ii) As promptly as practicable (and in any event within 10 days) following the Repurchase Date, the Company shall deposit with the Warrant Agent funds sufficient to make payment for all unexercised Warrants. After receipt of such deposit from the Company, the Warrant Agent shall make payment to each Holder, by delivering a check in an amount equal to the Repurchase Price for each Warrant surrendered by such Holder in accordance with this Section 6.1, to such Person or Persons as it may be directed in writing by any Holder surrendering Warrant Certificates, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder. Any funds not used to pay for Warrants within one year after the Repurchase Date shall be promptly returned to the Company and the Holders thereafter shall look solely to the Company for payment for their Warrants.

               (c) Compliance with Laws. Notwithstanding anything contained in this Section 6.1, if Holdings or the Company is required to comply with laws or regulations in connection with the making of the Warrant Repurchase, such laws or regulations shall govern the making of such Warrant Repurchase. Holdings shall immediately notify the Warrant Agent in writing if any such laws or regulations shall require Holdings to supplement or amend this Agreement or to modify or amend the procedures or manner of such repurchase or any other provisions set forth herein and the Warrant Agent shall not be responsible or liable for making any such determination, complying with any such laws or regulations or for the failure of the Company to so notify the Warrant Agent.

                                 ARTICLE VII.

                                 Warrant Agent

               SECTION 7.1 Appointment of Warrant Agent. The Company and
                           ----------------------------
Holdings hereby appoint the Warrant Agent to act as agent for the Company and Holdings in accordance with provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

               SECTION 7.2 Rights and Duties of Warrant Agent. (a) Agent for the
                           ----------------------------------
Company and Holdings. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and Holdings and does not assume any obligation or relationship or agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

               (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

               (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

               (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

               (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company or Holdings to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article IV, or to comply with any of the covenants of the Company contained in Article IV.

               SECTION 7.3 Individual Rights of Warrant Agent. The Warrant Agent
                           ----------------------------------
and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or Holdings or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

               SECTION 7.4 Warrant Agent's Disclaimer. The Warrant Agent shall
                           --------------------------
not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

               SECTION 7.5 Compensation and Indemnity. The Company agrees to pay
                           --------------------------
the Warrant Agent from time to time reasonable compensation for its services and to reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent's counsel. The Company shall indemnify the Warrant Agent against any loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through willful misconduct, negligence or bad faith. The Company's payment obligations pursuant to this Section 7.5 shall survive the termination of this Agreement.

               To secure the Company's payment obligations under this Agreement, the Warrant Agent shall have a lien prior to the Warrant Holders on all money or property held or collected by the Warrant Agent.

               SECTION 7.6 Successor Warrant Agent. (a) The Company To Provide
                           -----------------------
Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

               (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date
--------  -------
on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 30 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 7.6 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent.

               (c) The Company To Appoint Successor. In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law; or a decree order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the
                                                 --------  -------
event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

               (d) Successor Expressly To Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

               (e) Successor by Merger. Any Person into which the Warrant Agent hereunder may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any Person to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business; provided that it shall be qualified as
                                     --------
aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VIII.

                                  Miscellaneous

               SECTION 8.1 Company Resales. The Company hereby agrees with each
                           ---------------
Holder, that the Company shall not resell any Warrants or Warrant Shares it acquires, by purchase or otherwise, except pursuant to an effective registration statement.

               SECTION 8.2 SEC Reports and Other Information. Notwithstanding
                           ---------------------------------
that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall, for all periods ending after the date of this Warrant Agreement, file with the SEC and thereupon provide the Warrant Agent and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections.

               SECTION 8.3 Persons Benefitting. Nothing in this Agreement is
                           -------------------
intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this agreement or any part hereof.

               SECTION 8.4 Rights of Holders. Except as expressly contemplated
                           -----------------
herein, Holders of unexercised Warrants are not entitled (i) to receive dividends or other distributions, (ii) to receive notice of or vote at any meeting of the stockholders, (iii) to consent to any action of the stockholders,
(iv) to exercise any preemptive right or to receive notice of any other proceedings of the Company or (v) to exercise any other rights whatsoever as stockholders of the Company.

               SECTION 8.5 Amendment. This Agreement may be amended by the
                           ---------
parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, however, that the Company determines, and
                             --------  -------
the Warrant Agent may rely on such determination, that such action shall not affect adversely the rights of the Holders. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in Article IV as of the Issue Date of the Warrants). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

               SECTION 8.6 Notices. Any notice or communication shall be in
                           -------
writing and delivered in Person or mailed by first-class mail addressed as follows:

               if to the Company:

                      Price Communications Corporation
                      45 Rockefeller Plaza, Suite 3200
                      New York, NY 10020
                      Attention:  President

               with a copy to:

                      Proskauer Rose LLP
                      1585 Broadway
                      New York, NY 10036
                      Attention:  Peter G. Samuels

               if to the Warrant Agent:

                      The Bank of Montreal Trust Company
                      77 Water Street, 4th Floor
                      New York, New York  10005
                      Attention: Corporate Trust Administration

               The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the register in which the Company shall provide for the registration of Warrants and Warrant Shares and of transfers and exchanges of Warrants and Warrant Shares and shall be sufficiently given if so mailed within the time prescribed.

               Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

               SECTION 8.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY
                           -------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY, ON BEHALF OF ITSELF, HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL

CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY, ON BEHALF OF ITSELF, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               SECTION 8.8 Successors. All agreements of the Company in this
                           ----------
Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

               SECTION 8.9 Multiple Originals. The parties may sign any number
                           ------------------
of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

               SECTION 8.10 Table of Contents. The table of contents and
                            -----------------
headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

               SECTION 8.11 Severability. The provisions of this Agreement are
                            ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

               SECTION 8.12 Further Assurances. From time to time on and after
                            ------------------
the date hereof, the Company shall deliver or cause to be delivered to the Warrant Agent such further documents and instruments and shall do and cause to be done such further acts as the Warrant Agent shall reasonably request (it being understood that the Warrant Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected hereunder.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                    PRICE COMMUNICATIONS CORPORATION


                                    By:__________________________
                                      Name:
                                      Title:


                                    PRICE COMMUNICATIONS CELLULAR
                                    HOLDINGS INC.


                                    By:__________________________
                                      Name:
                                      Title:


                                    BANK OF MONTREAL TRUST COMPANY,


                                    By:__________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A
                                                                       ---------



                      [FORM OF FACE OF WARRANT CERTIFICATE]

               THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO PRICE COMMUNICATIONS CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF,
(B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE, BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

No. [     ]                         Certificate for _______ Warrants

                                                                       EXHIBIT A
                                                                          Page 2





                      WARRANTS TO PURCHASE COMMON STOCK OF
                        PRICE COMMUNICATIONS CORPORATION


               THIS CERTIFIES THAT, [                      ], or its registered
assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Price Communications Corporation, a New York corporation ("the Company"), one share of Common Stock, $0.01 par value, of the Company (the "Common Stock") at the per share exercise price of $0.01 (the "Exercise Price"). This Warrant Certificate shall terminate and become void as of the close of business on August 1, 2007 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

               This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of August 7, 1997 (the "Warrant Agreement"), between the Company and The Bank of Montreal Trust Company (the "Warrant Agent," which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at Bank of Montreal Trust Company, 77 Water Street, New York, New York 10005, attention of Corporate Trust Administration.

                                                                       EXHIBIT A
                                                                          Page 3




               Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part by presentation of this Warrant Certificate.

               As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time or from time to time on any Business Day only on or after the earlier to occur of
(i) the consummation of the Merger (as defined in the Warrant Agreement) (provided that if the Merger does not occur prior to December 31, 1997, the Warrants will be subject to the Company's special right of repurchase, as provided in the Warrant Agreement) and (ii) the occurrence of a Change of Control (as defined in the Warrant Agreement); provided, however, that no
                                               --------  -------
Warrant shall be exercisable after August 1, 2007.

               In the event the Company enters into a Combination (as defined in the Warrant Agreement), the Holder hereof will be entitled to receive the shares of capital stock or other securities or other property of such surviving entity as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event
                                       --------  -------
that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive cash distributions as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination.

               The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 5.2 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

               Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the

                                                                       EXHIBIT A
                                                                          Page 4




Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Market Value for one Warrant Share on the trading day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

               All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

               The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

               The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company.

                                                                       EXHIBIT A
                                                                          Page 5




               This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


                                    PRICE COMMUNICATIONS CORPORATION


                                    By:__________________________
                                       Title:






DATED:

Countersigned:

BANK OF MONTREAL TRUST COMPANY


By:_______________________________
   Authorized Signatory

                                                                       EXHIBIT B




                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS


        Re:    Warrants to purchase
               Common Stock (the "Securities"), of
               Price Communications Corporation
               -----------------------------------

               This Certificate relates to __________ Securities held in the form of Warrant Certificates by ____________ (the "Transferor").

The Transferor:*


        / / has requested that the Warrant Agent by written order to exchange or register the transfer of a Warrant Certificate or Warrant Certificates.

               In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 5 of such Warrant Agreement, and that the transfer of these Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

        / / Such Security is being acquired for the Transferor's own account, without transfer.

        / / Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act.

        / / Such Security is being transferred in reliance on Regulation S under the Act.

        / / Such Security is being transferred in reliance on Rule 144 under the Act.

                                                                       EXHIBIT B
                                                                          Page 2




        / / Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."


                                    --------------------------------
                                    (INSERT NAME OF TRANSFEROR)


                                    By:____________________________
                                             (Authorized Signatory)

Date:

---------------------
*Check applicable box.

                                                                       EXHIBIT C


                            Form of Certificate to Be
                          Delivered in Connection with
                   Transfers to Institutional Accredited Investors

                                                                          [Date]

Bank of Montreal Trust Company
77 Water Street
New York, New York  10005

Attention:  Corporate Trust Administration

        Re:    Price Communications Corporation
               (the "Company") Warrants to purchase
               Common Stock (the "Securities")
               ------------------------------------

Ladies and Gentlemen:

        In connection with our proposed purchase of Securities, of the Company, we confirm that:

        1. We have received such information as we deem necessary in order to make our investment decision.

        2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

        3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf-and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Warrant Agent a signed letter substantially in the form hereof, (C) outside the United States in accordance with Regulation S under the

                                                                       EXHIBIT C
                                                                          Page 2



Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

        4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Warrant Agent and the Company, such certification, legal opinions and other information as the Warrant Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

        5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

        6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

        You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    (Name of Transferor)


                                    By:______________________
                                       (Authorized Signatory)

                                                                       EXHIBIT D




                            Form of Certificate to Be
                             Delivered in Connection
                           with Regulation S Transfers



                                                                          [Date]

Bank of Montreal Trust Company
77 Water Street
New York, New York  10005

Attention:  Corporate Trust Administration

        Re:    Price Communications Corporation
               (the "Company") Warrants to purchase
               Common Stock (the "Securities")
               ------------------------------------

Dear Sirs:

        In connection with our proposed sale of ________ of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

        (1) the offer of the Securities was not made to a person in the United States;

        (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

        (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

        (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                                                                       EXHIBIT D
                                                                          Page 2




        (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

        You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                    Very truly yours,

                                    (Name of Transferor)


                                    By:______________________
                                       (Authorized Signatory)